Payables, accruals and other current liabilities	6 Months Ended
Jun. 30, 2025
Payables, accruals and other current liabilities
Payables, accruals and other current liabilities

12. Payables, accruals and other current liabilities

	June 30,	December 31,
	2025	2024
Trade payables	640,087	253,290
Social security and other taxes	82,500	22,649
Accrued expenses	420,368	518,848
Total	1,142,955	794,787

All payables mature within 3 months. Accrued expenses and trade payables primarily relate to R&D services from contract research organizations, consultants and professional fees. The total amount of payables, accruals and other current liabilities increased by CHF 0.3 million as of June 30, 2025 compared to December 31, 2024 mainly due to payables. The carrying amounts of payables do not materially differ from their fair values, due to their short-term nature.